UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2014

RESTORGENEX CORPORATION

NEVADA	000-24477	86-0776876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East

6th Floor

Los Angeles, California 90067

(Address of principal executive offices)

(310) 526-8700

(Registrant’s telephone number, including area code)

Stratus Media Group, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 19, 2014, Sol J. Barer, a Director and Chairman of the Board of the Registrant, made a $250,000 loan to the Registrant evidenced by a Secured Convertible Note (the “Note”). The unpaid principal accrues interest at 7% per annum and the Note is secured by all assets of the Registrant. The Note matures twelve months after the issuance date. The Note is subject to mandatory conversion of the outstanding principal and accrued interest into securities in a Qualified Financing at a conversion price equal to 50% of the purchase price per share or unit of the securities sold in such Qualified Financing. A Qualified Financing means the closing of one or more investments (excluding the conversion of the Note) in which the Company receives gross proceeds totaling at least $7,000,000 in exchange for equity securities (”Qualified Financing”). Alternatively, if at the time of a Qualified Financing, the 50% conversion discount is greater than $4.00, then the holder of the Note may elect to convert the Note and any accrued but unpaid interest into the common stock of Registrant at the price of $4.00.

The Note is attached hereto as Exhibit 10.1.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See description of the Note as discussed under Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

See the discussion under Item 1.01 above regarding the issuance by the Registrant of the Note. The Registrant’s issuance of the Note and the securities issuable upon conversion or exercise thereof was exempt from registration under the Securities Act of 1933 pursuant to exemptions from registration provided by Rule 506 of Regulation D and Sections 4(2) of the Securities Act of 1933, insofar as such securities were issued only to “accredited investors” within the meaning of Rule 501 of Regulation D. The recipient of these securities took such securities for investment purposes without a view to distribution. Furthermore, the recipient had access to information concerning the Registrant and its business prospects; there was no general solicitation or advertising for the purchase of the securities; and the securities are restricted pursuant to Rule 144.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Secured Convertible Promissory Note, dated March 19, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2014	RESTORGENEX CORPORATION

	By:	/s/ Stephen M. Simes
Stephen M. Simes, Chief Executive Officer

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Index of Exhibits

Exhibit No.	Description
10.1	Secured Convertible Promissory Note, dated March 19, 2014

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